UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23134	31-1004998
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

48 N. South Street, Wilmington, Ohio 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-1441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

(a) On April 24, 2012, the 2012 Annual Meeting of the shareholders of NB&T Financial Group, Inc. was held. The meeting involved the election of five directors for terms expiring in 2014, and the ratification of the selection of BKD, LLP as the independent registered public accounting firm for the fiscal year 2012.

(b)	Item 1: To elect five directors for terms expiring in 2014. The voting results were as follows:

	TOTAL
Nominees	For	Withheld	Broker Non-Vote
Charles L. Dehner	2,022,079	86,891	401,651
Daniel A. DiBiasio	1,945,108	163,862	401,651
G. David Hawley	2,053,068	55,902	401,651
John J. Limbert	2,023,071	85,899	401,651
Timothy L. Smith	1,994,557	114,412	401,651

Item 2: To ratify the selection of BKD, LLP as the independent registered public accounting firm for fiscal year 2012. The voting results were as follows:

	For	Against	Abstain	Broker Non-Vote
Ratify BKD, LLP	2,477,024	2,435	31,162	0

(c)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/s/ Craig F. Fortin
Craig F. Fortin
Chief Financial Officer

Date: April 26, 2012